SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2007


                           Natus Medical Incorporated
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             (Exact name of registrant as specified in its charter)

         Delaware                    000-33001                 77-0154833
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)
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               1501 Industrial Road, San Carlos, California 94070
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 802-0400
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                                  Not applicable
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           (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02   Results of Operations and Financial Condition.

On November 1, 2007, Natus Medical Incorporated (the "Company") is issuing a press release and holding a conference call regarding its financial results for the third quarter of fiscal 2007 ended September 30, 2007 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(d) Exhibits.

            Exhibit No.                   Description
            -----------                   -----------

            99.1 Press release of Natus Medical Incorporated dated November 1, 2007 describing the Company's results for its third fiscal quarter ended September 30, 2007 and other financial information.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NATUS MEDICAL INCORPORATED


Date:  November 1, 2007          By:  /s/ Steven J. Murphy
                                      ------------------------------------------
                                      Steven J. Murphy
                                      Vice President Finance and Chief Financial
                                      Officer



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                                Index to Exhibits

            Exhibit No.       Description
            -----------       -----------

            99.1 Press release of Natus Medical Incorporated dated November 1, 2007 describing the Company's results for its third fiscal quarter ended September 30, 2007 and other financial information.